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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                  ------------------

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported)  July 14, 1997
                                                  -------------



                        JITNEY-JUNGLE STORES OF AMERICA, INC.
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               (Exact name of registrant as specified in its charter.)



    MISSISSIPPI                   33-80833                64-0280539
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 (State or other             (Commission File            (IRS Employer
 jurisdiction of                   Number)           Identification Number)
  incorporation)



               1770 Ellis Avenue, Suite 200, Jackson, MS 39204
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              (Address of Principal Executive Offices - Zip Code)




                                (601) 965-8600
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              (Registrant's telephone number, including area code)




                                       N/A
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        (Former name and former address, if changed since last report.)


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Item 5.  Other Events.

    On July 8, 1997, Jitney-Jungle Stores of America, Inc., a Mississippi corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Delta Acquisition Corporation, an Alabama corporation and a wholly-owned subsidiary of the Company ("Sub"), and Delchamps, Inc., an Alabama corporation ("Delchamps").

    Pursuant to the Merger Agreement, the Company has caused Sub to commence an all-cash tender offer (the "Offer") for all of Delchamps' outstanding common stock, par value $.01 per share (the "Common Stock") at a price of $30.00 per share. The Offer is conditioned upon, among other things, there being tendered and not withdrawn prior to the expiration date of the Offer at least two-thirds of the outstanding Delchamps' shares. The Offer initially will expire at 12:00 midnight, NYC time, on Friday, August 8, 1997, but under certain circumstances will be extended by the Company until September 12, 1997 if necessary to meet certain conditions, including receipt of regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the consent of holders of the Company's outstanding Senior Notes. The Offer may be extended by the Company until September 12, 1997 to enable it to obtain permanent financing for the acquisition. The Offer may be extended in other circumstances as described in the Offer to Purchase included as an exhibit to the Schedule 14D-1 filed by the Company with the Securities and Exchange Commission on July 14, 1997. Following successful completion of the Offer, the Company will acquire for the same cash price any Delchamps' shares that are not tendered by means of a merger of Delchamps with Sub (the "Merger").

    The Board of Directors of the Company and Delchamps has approved the transaction.

    The Company has obtained commitment letters from Fleet Capital Corporation and from an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation to provide senior bank and subordinated debt financing to fund the Offer and the Merger.

    The Merger Agreement is attached hereto as Exhibit 2, and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement filed hereto as an exhibit.

    On July 8, 1997, the Company issued a press release announcing the execution of the Merger Agreement and on July 14, 1997, the Company issued a press release announcing the commencement of the Offer. Copies of the foregoing press releases are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.



         Exhibit No.       Description

             2 Agreement and Plan of Merger, dated as of July 8, 1997, by and among Jitney-Jungle Stores of America, Inc., Delta Acquisition Corporation and Delchamps, Inc.

            99.1 Jitney-Jungle Stores of America, Inc. and Delchamps, Inc. Press Release, dated July 8, 1997.

            99.2 Jitney-Jungle Stores of America, Inc. Press Release, dated July 14, 1997.

                                       2
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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                   JITNEY-JUNGLE STORES OF AMERICA, INC.




                      By:    /S/Michael E. Julian
                          ------------------------------------
                             Michael E. Julian
                             President and Chief
                             Executive Officer



Date:    July 14, 1997









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